UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 16, 2007
                                                          --------------

                     FIRST LITCHFIELD FINANCIAL CORPORATION
                     --------------------------------------
               (Exact name of Registrant as Specified in Charter)

           Delaware                     0-28815                   06-1241321
           --------                     -------                   ----------
(State or other Jurisdiction    (Commission File Number)       (IRS Employer
       of Incorporation)                                     Identification No.)

    13 North Street, Litchfield, Connecticut                    06759
    ----------------------------------------                    -----
    (Address of Principal Executive Offices)                  (Zip Code)


       Registrant's telephone number, including area code: (860) 567-8752
                                                           --------------

                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.
            ---------------------------------------------

         On March 16, 2007, First Litchfield Financial Corporation (the "Company") issued a press release announcing financial results for the year ending December 31, 2006 The press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.
            ---------------------------------

       (a)  Not Applicable.

       (b)  Not Applicable.

       (c)  Exhibits.

            99.1     Press Release dated March 16, 2007


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


Dated:  March 16, 2007                    FIRST LITCHFIELD FINANCIAL CORPORATION
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                                          By  /s/  JOSEPH J. GRECO
                                              -----------------------
                                                   Joseph J. Greco
                                                   President and CEO



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